UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

FNB United Corp.

(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina	27203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 4, 2011, FNB United Corp. (the “Company”) received the necessary approvals from the Federal Reserve Bank of Richmond, acting under authority delegated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”), to acquire Bank of Granite Corporation (“Granite”) through the merger of a wholly owned subsidiary of the Company with and into Granite (the “Merger”), to exchange the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued to the U.S. Department of the Treasury for common stock of the Company (“Common Stock”), and to pay deferred dividends on certain of its trust preferred securities. The proposed new directors and officers of the Company have also received nonobjection from the Federal Reserve, as required to assume their positions at the Company upon completion of the Merger and the Company’s proposed $310 million capital raise (the “Recapitalization”). The Company’s primary bank subsidiary, CommunityONE Bank, N.A. (the “Bank”), also received approval, dated October 7, 2011, from the Office of the Comptroller of the Currency of its capital restoration plan and to settle certain debt and preferred stock securities of the Bank held by SunTrust Bank. Each of the foregoing approvals is required in order to consummate the Recapitalization and the Merger.

On October 7, 2011, the Company issued a press release relating to the above matters. The text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Also, on October 7, 2011, the Company sent a memo to certain of its employees relating to the above matters. The text of the memo is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

As previously reported, as part of the Recapitalization, the Company has entered into separate investment agreements, as amended (the “Investment Agreements”), with an affiliate of The Carlyle Group and affiliates of Oak Hill Capital Partners (collectively, the “Lead Investors”) and subscription agreements with certain additional investors (collectively with the Lead Investors, the “Investors”), pursuant to which each Investor agreed, subject to certain conditions, to purchase Common Stock. Also in connection with the Recapitalization and as previously reported, the Company has entered into an Agreement and Plan of Merger with Granite and a wholly owned acquisition subsidiary of the Company (the “Merger Agreement”), pursuant to which the Merger is to be effected.

The closing of the Recapitalization and the Merger remains subject to the following conditions, among others: the closing conditions under the Merger Agreement, the Investment Agreements and the subscription agreements having been satisfied or waived; Company shareholder approval of certain proposals necessary for the Company to consummate the investments, the Merger and the related transactions; the shares of Common Stock to be issued under the Investment Agreements being authorized for listing on NASDAQ; the exchange of the Company’s preferred stock issued to the U.S. Department of the Treasury for Common Stock; the satisfaction of conditions regarding minimum liquidity and non-brokered deposits and the level of non-performing assets; receipt of advice as to the absence of an Internal Revenue Code Section 382 ownership change as a result of the private placement investments; and neither the Company nor Granite having experienced a material adverse effect.

Item 9.01	Financial Statements and Exhibits.

No.	Description

99.1	Press Release, dated October 7, 2011.

99.2	Memo to Employees of FNB United Corp., dated October 7, 2011.

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, including a joint proxy statement/prospectus, in connection with the proposed merger, recapitalization and related matters. The joint proxy statement/prospectus, which has been sent or given to the shareholders of the Company, contains important information. Before making any voting decision, the Company’s shareholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it contains important information about the Merger, Recapitalization and related matters. The joint proxy statement/prospectus and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the joint proxy statement/prospectus by contacting Phoenix Advisory Partners, the Company’s proxy solicitor, at 110 Wall Street, 27th Floor, New York, NY 10005; telephone number (866) 304-2061 (for shareholders) or (212) 493-3910 (for banks and brokers).

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits may contain forward-looking statements concerning the Recapitalization and the Merger, the conditions necessary for closing the Recapitalization and the Merger, concerning plans and objectives of management for future operations, concerning future economic performance, or concerning any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,” “forecasts” or words of similar meaning. There can be no assurance that the Company will be able to close on the transactions with Investors and obtain required capital or close on the Merger, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, the Company’s ability to complete the proposed transactions and other aspects of its recapitalization and recovery plans. For further information on factors that could cause actual results to materially differ from projections, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and other filings with the SEC. The Company does not undertake to update any of its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp. (Registrant)

October 7, 2011 (Date)	/s/ R. Larry Campbell R. Larry Campbell President and Chief Executive Officer

INDEX TO EXHIBITS

No.	Description

99.1	Press Release, dated October 7, 2011.

99.2	Memo to Employees of FNB United Corp., dated October 7, 2011.